Intangible assets other than goodwill	6 Months Ended
Jun. 30, 2020
Disclosure of detailed information about intangible assets [abstract]
Intangible assets other than goodwill	Intangible assets other than goodwill
Intangible asset impairment charges
During the three months ended June 30, 2020, an impairment charge of $41 million was recorded for a currently marketed product cash generating unit ("CGU") within the Vision Care reportable segment due to lower expected sales. The CGU was reduced to its recoverable amount of $88 million as of June 30, 2020. Impairments during the six months ended June 30, 2020 amounted to $57 million due to an additional $16 million impairment of a currently marketed product in the Surgical reportable segment in the first quarter of 2020. The recoverable amount of each CGU was determined based on the fair value less cost of disposal ("FVLCOD") method. FVLCOD was estimated using net present value techniques utilizing post-tax cash flows and discount rates as there are no direct or indirect observable prices in active markets for identical or similar assets. The estimates used in calculating the net present value are highly sensitive and are market participant assumptions, including cash flow projections for a five-year period based on management forecasts, sales forecasts beyond the five-year period extrapolated using long-term expected inflation rates, discount rate, and future tax rate. Since the cash flow projections are a significant unobservable input, the fair value of the CGU was classified as Level 3 in the fair value hierarchy. Actual cash flows and values could vary significantly from forecasted future cash flows and related values derived using net present value techniques. The impairments were recorded in Cost of net sales in the Condensed Consolidated Income Statements. There were no intangible asset impairments in the three or six months ended June 30, 2019.